EXHIBIT 23

                         CONSENT OF EXPERTS AND COUNSEL
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Mutual Bancorp, Inc.

We consent to the incorporation by reference in this Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 28, 1996 of our report on the financial statements included in the Form 10-K of First Mutual Bancorp, Inc. for the year ended December 31, 1997.

                                                  Crowe, Chizek and Company, LLP

Oak Brook, Illinois
March 27, 1998